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                                                                    EXHIBIT 99.1
ITEM 12. SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

As of March 28, 2000, the following persons were known to the Registrant to be the registered beneficial owners of more than 5% of the aggregate fractional undivided interest evidenced by each Class of the Certificates referenced below:

      TITLE                    NAME AND ADDRESS                   AMOUNT OF BENEFICIAL
     OF CLASS               OF BENEFICIAL HOLDERS                 OWNERSHIP (ORIGINAL PRINCIPAL)              % CLASS
     --------               ---------------------                 ------------------------------              -------
    Class A1*       Bank of New York                                       $14,800,000                           9%
                    925 Patterson Plank Road
                    Secaucus, New Jersey  07094

                    Bankers Trust Company                                  $58,400,000                           34%
                    c/o BT Services Tennessee Inc.
                    648 Grassmere Park Drive
                    Nashville, Tennessee 37211

                    Chase Manhattan Bank                                    $9,400,000                          5.5%
                    4 New York Plaza, 13th Floor
                    New York, New York  10004

                    Citibank, N.A.                                         $10,500,000                           6%
                    P.O. Box 30576
                    Tampa, Florida  33630-3576

                    Investors Fiduciary Trust Company/SSB                  $56,500,000                           33%
                    1776 Heritage Drive
                    Global Corporation Action Unit JAB 5NW
                    No. Quincy, Massachusetts  02171

                    Northern Trust Company                                  $9,600,000                          5.6%
                    801 S. Canal C-IN
                    Chicago, Illinois  60607

    Class A2*       Bank of New York                                       $28,480,000                           8%
                    925 Patterson Plank Road
                    Secaucus, New Jersey  07094

                    Bank of New York/First Union Nat'l Bank                $52,000,000                           15%
                    1 Wall Street, 5th Floor
                    New York, New York  10286

                    Boston Safe Deposit and Trust Company                  $30,900,000                           9%
                    c/o Mellon Bank, N.A.
                    Three Mellon Bank Center,
                    Room 153-3015
                    Pittsburgh, Pennsylvania  15259

                    Chase Bank of Texas, N.A.                              $75,000,000                           21%
                    P.O. Box 2558
                    Houston, TX  77252-8009

                    Chase Manhattan Bank                                   $27,050,000                           8%
                    4 New York Plaza, 13th Floor
                    New York, New York  10004


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

                    Citibank, N.A.                                         $38,525,000                           11%
                    P.O. Box 30576
                    Tampa, Florida  33630-3576

                    Northern Trust Company                                 $32,610,000                           9%
                    801 S. Canal C-IN
                    Chicago, Illinois  60607

                    State Street Bank and Trust Company                    $30,710,000                           9%
                    1776 Heritage Drive
                    Global Corporate Action Unit JAB 5NW
                    No. Quincy, Massachusetts  02171

     Class B*       Bank of New York                                       $20,000,000                           55%
                    925 Patterson Plank Road
                    Secaucus, New Jersey  07094

                    Citibank, N.A.                                         $15,000,000                           41%
                    P.O. Box 30576
                    Tampa, Florida  33630-3576

     Class C*       Bank of New York                                        $5,000,000                           15%
                    925 Patterson Plank Road
                    Secaucus, New Jersey  07094

                    Citibank, N.A.                                          $5,418,000                           16%
                    P.O. Box 30576
                    Tampa, Florida  33630-3576

                    Deutsche Bank Securities Inc.                           $7,500,000                           23%
                    175 Water Street
                    New York, New York  10038

                    Northern Trust Company                                 $10,000,000                           30%
                    801 S. Canal C-IN
                    Chicago, Illinois  60607

                    State Street Bank and Trust Company                     $5,000,000                           9%
                    1776 Heritage Drive
                    Global Corporate Action Unit JAB 5NW
                    No. Quincy, Massachusetts  02171

     Class D*       Citibank, N.A.                                          $9,630,000                           66%
                    P.O. Box 30576
                    Tampa, Florida  33630-3576

                    Northern Trust Company                                  $5,000,000                           34%
                    801 S. Canal C-IN
                    Chicago, Illinois  60607

     Class E*       Bank of New York                                       $10,603,000                           41%
                    925 Patterson Plank Road
                    Secaucus, New Jersey  07094

                    Chase Manhattan                                        $15,000,000                           59%
                    4 New York Plaza, 13th Floor
                    New York, New York  10004


                                      -15-
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     Class F*       Bank of New York                                        $7,972,000                           73%
                    925 Patterson Plank Road
                    Secaucus, New Jersey  07094

                    Chase Manhattan Bank                                    $3,000,000                           27%
                    4 New York Plaza, 13th Floor
                    New York, New York  10004

     Class G*       Bank of New York                                        $4,000,000                           24%
                    925 Patterson Plank Road
                    Secaucus, New Jersey  07094

                    Chase Manhattan Bank                                   $12,459,000                           76%
                    4 New York Plaza, 13th Floor
                    New York, New York  10004

     Class H*       Bank of New York                                       $11,116,000                           55%
                    925 Patterson Plank Road
                    Secaucus, New Jersey  07094

                    Chase Manhattan Bank                                    $9,000,000                           45%
                    4 New York Plaza, 13th Floor
                    New York, New York  10004

     Class J*       Bank of New York                                       $23,774,000                          100%
                    925 Patterson Plank Road
                    Secaucus, New Jersey  07094

     Class K*       Bank of New York                                        $7,315,000                          100%
                    925 Patterson Plank Road
                    Secaucus, New Jersey  07094

    Class NR*       Bank of New York                                       $14,635,500                          100%
                    925 Patterson Plank Road
                    Secaucus, New Jersey  07094

     Class X*       FUNB - Phila. Main                                    $731,516,500                          100%
                    123 South Broad Street
                    Philadelphia, Pennsylvania  19109

     Class R1       Credit Suisse First Boston Corp.                                -0-                         100%
                    5 World Trade Center, 7th Floor
                    New York, New York

     Class R2       Credit Suisse First Boston Corp.                                -0-                         100%
                    5 World Trade Center, 7th Floor
                    New York, New York

     Class R3       Credit Suisse First Boston Corp.                                -0-                         100%
                    5 World Trade Center, 7th Floor
                    New York, New York

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*As of March 28, 2000, the security ownership of the referenced class of certificates was registered on the books and records of the Trustee to "Cede & Co.", the Depository Trust Company's nominee. The beneficial ownership of such class disclosed herein is based on a security position listing of the Depository Trust Company as of March 28, 2000.


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